                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Inotek Technologies Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                            INOTEK TECHNOLOGIES CORP.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 12, 1998




As a stockholder of INOTEK Technologies Corp. (the "COMPANY"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 11212 Indian Trail, Dallas, Texas on Monday, October 12, 1998 at 10:00 a.m. for the following purposes:


         1.       To elect four directors for a one year term.

         2. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.


The Board of Directors has fixed the close of business on August 17, 1998 as the record date (the "RECORD DATE") for the determination of stockholders entitled to notice of and to vote at such meeting and any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The transfer books will not be closed.


You are cordially invited to attend the meeting. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A proxy may be revoked by a stockholder at any time prior to its use as specified in the enclosed proxy statement.



                                         BY ORDER OF THE BOARD OF DIRECTORS




                                         Susan I. Williamson, Secretary



Dallas, Texas
September 8, 1998




                             YOUR VOTE IS IMPORTANT
                     PLEASE EXECUTE AND RETURN THE ENCLOSED
                  PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

                            INOTEK TECHNOLOGIES CORP.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 12, 1998

TO OUR STOCKHOLDERS:


The Board of Directors of INOTEK TECHNOLOGIES CORP., a Delaware corporation (the "COMPANY"), is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 11212 Indian Trail, Dallas, Texas on Monday, October 12, 1998, at 10:00 a.m., and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The following information is being furnished in connection with the solicitation of such proxies. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders entitled to notice of and to vote at the Annual Meeting is September 8, 1998.

All valid proxies which are received will be voted, and, unless otherwise specified thereon, they will be voted FOR the election of the four nominees for director named under the heading "Election of Directors". If any nominee for election as a director shall be unable to serve, proxies shall be voted for another nominee designated by the Board of Directors. You may revoke your proxy at any time before it is voted.

The record of stockholders entitled to notice of and to vote at the Annual Meeting was taken as of the close of business on August 17, 1998. The total outstanding capital stock of the Company as of August 17, 1998, consisted of 4,354,088 shares of common stock, par value $.01 per share (the "COMMON STOCK"). The presence, in person or by proxy, of the holders of a majority of such outstanding shares of Common Stock shall constitute a quorum for the holding of the Annual Meeting and the votes to be taken at such meeting.

The affirmative vote of a plurality of the votes cast by the holders of the Common Stock present in person or by proxy is required for the election of directors. Accordingly, the four nominees for director receiving the highest number of affirmative votes of the shares present in person or by proxy and entitled to vote, a quorum being present, shall be elected as directors.

The affirmative vote of a majority of all the votes entitled to be cast by the holders of the Common Stock present in person or by proxy is required to approve any other matters which may be presented at the Annual Meeting, other than election of directors.

Each holder of Common Stock is entitled to one vote for each share held. There is no right to cumulative voting as to any matter.

Votes cast in person or by proxy at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. An abstention from voting on a matter by a stockholder present in person or by proxy and entitled to vote at the Annual Meeting will have the same legal effect as a vote "against" the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently.

The election inspectors will treat broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum, but such withheld votes will otherwise have no legal effect under Delaware law.

The enclosed Annual Report of the Company for the fiscal year ended May 31, 1998 is not part of the proxy solicitation material.


                              ELECTION OF DIRECTORS


PROPOSAL TO ELECT DIRECTORS

The Board of Directors nominates four of the Company's incumbent directors, Neal
E. Young, David L. White, Wilson J. Prokosch, and Dennis W. Stone, to serve as directors of the Company until the 1999 Annual Meeting of Stockholders or until their respective successors are elected and qualify. Each such nominee has consented to being named as a nominee in this Proxy Statement, and to serve if elected. Management has no reason to believe that any of the nominees will be unable to serve.

The Board recommends that stockholders vote FOR each of the nominees for the Board. The persons named in the accompanying proxy will vote FOR each of such nominees except where authority has been withheld as to a particular nominee or as to all nominees.


INFORMATION REGARDING DIRECTORS/DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

Information relating to the four directors/director nominees and the executive officers of the Company is set forth below.



     NAME              AGE                        TITLE                                  DIRECTOR SINCE
-----------------------------------------------------------------------------------------------------------
Neal E. Young           54      Chairman of the Board of Directors(1)                         1984

David L. White          45      Chief Executive Officer and Director(2)                       1985

Dennis W. Stone         40      President and Director(3)                                     1996

Wilson J. Prokosch      52      Director(4)                                                   1991

Gerald Gantt            52      Vice-President, Operations(5)                                  __

-----------------------

(1) From June 1989 to October 1991, Mr. Young served as Chairman of the Board and Chief Executive Officer of Entronics Corporation, a predecessor of the Company. From November 1991 to date, Mr. Young has served in his present capacity with the Company.

(2) From June 1989 to October 1991, Mr. White served as President and Chief Operating Officer of Entronics Corporation. From November 1991 to date, Mr. White has served in his present capacity with the Company.

(3) From February 1991 to June 1994, Mr. Stone served as General Manager of Texas for the Company. From June 1994 to December 1994, Mr. Stone served as Vice-President and General Manager-INOTEK West and from December 1994 to August 1996, Mr. Stone served as Executive Vice President-Sales. Since August 1996, Mr. Stone has served as President.

(4) From 1990 to October 1991, Mr. Prokosch served as OEM Director for North American Operations with Madge Networks, Inc. From October 1991 to January 1996, Mr. Prokosch has served as Director of OEM-Sales North America for Olicom USA, Inc. Since July 1996, Mr. Prokosch has served as Business Development Manager of Hitachi Computer Products (America, Inc.).

(5) For more than five years prior to October 1991, Mr. Gantt served as Operations Manager of the Company. From October 1991 to date, Mr. Gantt has served in his present capacity with the Company.



MEETINGS OF BOARD OF DIRECTORS AND AUDIT COMMITTEE

The Board of Directors of the Company held three formal meetings during the last fiscal year. Each of the directors who is nominated in this Proxy Statement and who served last year as a director attended at least 75% of such Board meetings (plus, in the case of the members of the Audit Committee described below, the meeting of such Audit Committee) held during the fiscal year ended May 31, 1998.

The Company has a standing Audit Committee of the Board of Directors, which currently consists of the outside director. The Audit Committee nominates the independent certified public accountants to report on the financial statements of the Company, approves transactions between the Company and related parties, and recommends internal controls of the Company. The Audit Committee held one committee meeting during the Company's fiscal year ended May 31, 1998.

The Board of Directors has not established either a Nominating Committee or a Compensation Committee, or any committees performing similar functions.

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS


The following table sets forth, as of August 17, 1998, the beneficial ownership of certain executive officers of the Company, and of each director, nominee for director, and other person known to management of the Company to own beneficially more than five percent of the outstanding Common Stock. As defined in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, beneficial ownership includes shares issued and outstanding and outstanding options and warrants to acquire Common Stock that are exercisable within sixty days.




         NAME OF                                 AMOUNT AND NATURE OF
         BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP (1)              PERCENT OF CLASS
-------------------------------------------------------------------------------------------------------

         Neal E. Young*                             2,556,390 (2)(3)(4)(5)                  51.0%

         David L. White*                            2,561,500 (2)(3)(4)(5)                  51.1%

         Dennis W. Stone*                              81,150 (6)                            ***

         Wilson J. Prokosch*                            8,000 (7)                            ***


         All directors and executive
         officers as a group
         (5 persons)                                3,087,200(2)(4)(5)(6)(7)(8)             61.6%

-------------------------------------

*   Director/director nominee
*** Less than one percent

(1) Each person has sole voting and sole investment power with respect to all shares set forth in the table unless otherwise indicated.

(2) Includes 2,139,950 shares owned by Treble Investments, a partnership in which Mr. Young and Mr. White each have a 50% ownership interest. Messrs. Young and White share voting power and investment power with respect to all of such shares and, therefore, under the applicable rules of the Securities and Exchange Commission all of such shares are included for both Messrs. Young and White.

(3) The address of Messrs. Young and White is 2815 Satsuma Drive, Dallas, TX, 75229.

(4) Excludes 4,000 shares held in trust for the benefit of Mr. Young's minor children and 4,000 shares held in trust for the benefit of Mr. White's minor children, in which both Mr. Young and Mr. White disclaim any beneficial ownership.

(5) Includes stock purchase warrants for 250,000 shares of Common Stock, exercisable at $.50 per share, which expire on February 11, 2001, for each of Messrs. Young and White. See "Compensation Committee Interlocks and Insider Participation."

(6) Includes 79,750 shares granted to Mr. Stone in either the Prior Option Plan or the current option plan, each exercisable at a per share price of $.50. Such options are outstanding and currently exercisable in accordance with their respective terms.

(7) Includes 5,000 shares, each issuable upon the exercise of options at a per share price of $0.50, granted pursuant to the Prior Option Plan. Such options are outstanding and currently exercisable in accordance with their respective terms.

(8) Includes 10,500 shares granted to Mr. Gantt an executive officer of the Company not separately named in the above table pursuant to either the Prior Option Plan or the current option plan. Such options are outstanding and currently exercisable in accordance with their respective terms. Also includes 610 shares of Common Stock owned by Mr. Gantt.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to compensation for each of the fiscal years ended May 31, 1998, 1997 and 1996, awarded to, earned by or paid to (i) the Chief Executive Officer of the Company at May 31, 1998 and (ii) all other executive officers of the Company at May 31, 1998 whose total annual salary and bonus exceeded $100,000 for the fiscal year ended May 31, 1998 (collectively, the "Named Executive Officers").



                                                                             LONG TERM
                                               ANNUAL COMPENSATION          COMPENSATION
                                               -------------------          ------------
                                                                                AWARDS
                                                                                OPTIONS/         ALL OTHER
         NAME AND                                                               SARS            COMPENSATION
    PRINCIPAL POSITION       YEAR               SALARY($)      BONUS($)           (#)              ($)(1)
------------------------------------------------------------------------------------------------------------
    Neal E. Young            1998               240,000        92,500              0                  5,066
    Chairman of              1997               240,000       122,500              0                  5,076
    the Board                1996               233,000        80,000              0                  3,735

    David L. White           1998               240,000        92,500              0                  5,066
    Chief Executive          1997               240,000       122,500              0                  5,076
    Officer                  1996               233,000        80,000              0                  3,735

    Dennis W. Stone          1998               132,500        56,000              0                  5,066
    Executive                1997               118,583        62,500              0                  4,598
    Vice-President-Sales     1996               102,752        32,500              0                  3,281

(1) Amounts represent the Company's matching contributions made for the respective accounts of the Named Executive Officers under the Company's 401(k) Plan. Such contributions were determined on the same basis as for all other participants in such plan.

FISCAL YEAR-END VALUES OF UNEXERCISED OPTIONS

The following table sets forth information with respect to the unexercised options to purchase Common Stock granted in prior years under the Prior Option Plan to the Named Executive Officers and held by them at May 31, 1998, and the value of such unexercised options as of May 31, 1998 based on the closing price of the Company's Common Stock on such date.


                                                                                                   VALUE OF
                                                                           NUMBER OF             UNEXERCISED
                                                                          UNEXERCISED           IN-THE-MONEY
                                                                        OPTIONS/SARS AT        OPTIONS/SARS AT
                                                                           FY-END (#)             FY-END ($)

                                                                          EXERCISABLE/          EXERCISABLE/
       NAME                                                              UNEXERCISABLE         UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------
       Neal E. Young                                                            0/0                  0/0

       David L. White                                                           0/0                  0/0

       Dennis W. Stone                                                     35,750/0                  0/0


DIRECTOR COMPENSATION

Executive officers of the Company do not receive compensation for serving on the Board of Directors. Non-management directors are entitled to receive directors' fees of $1,000 per Board meeting attended. Members of the Audit Committee do not receive compensation for serving on such committee. Except as provided in this paragraph, no other compensation was paid to any director by the Company during the last fiscal year for any service provided as a director of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The only officers and employees of the Company, or former officers of the Company, who, during the last fiscal year, participated in deliberations of the Company's Board of Directors concerning executive officer compensation were directors Young and White, who also serve as the Chairman of the Board and Chief Executive Officer, respectively.

During fiscal 1991, Messrs. Young and White, each of whom owns more than five percent of the outstanding Common Stock, agreed to make available to the Company an unsecured, ten-year standby line of credit of $500,000, available on demand and renewable annually. Principal borrowed under such line of credit bears interest at a fixed rate per annum equal to the bank prime rate plus 2%, determined on the date of the loan in question. During fiscal 1997, $80,000 was borrowed by the Company under such line of credit and paid in full during fiscal year 1998. An aggregate of $3,166.04 in accrued interest was paid to Messrs. Young and White during fiscal 1998 under such line of credit.

In consideration of the standby line of credit referred to above, during fiscal 1991 the Company granted Messrs. Young and White stock purchase warrants exercisable for up to 250,000 shares of Common Stock each. Such stock purchase warrants are exercisable at any time at an exercise price of $.50 per share. Such stock purchase warrants expire on February 11, 2001.

                    COMPENSATION REPORT OF BOARD OF DIRECTORS

The Board of Directors has not established a Compensation Committee or any committee performing similar functions. The compensation policies and annual compensation applicable to the Company's executive officers are established by the Board of Directors each year during a regularly scheduled meeting, based upon recommendations with respect thereto made to the Board as discussed below.

The Company's executive compensation program is comprised of annual base salaries, annual cash bonuses and long-term incentive compensation in the form of stock options, and various benefits such as health insurance and participation in the Company's 401(k) Plan which are generally available to all employees of the Company. The Company's compensation policies are intended to be designed to attract, motivate, reward and retain experienced, qualified personnel with the talent necessary to achieve the Company's performance objectives.

The Chairman of the Board and the Chief Executive Officer of the Company make recommendations to the Board of Directors each fiscal year with respect to the proposed annual base salaries and annual cash bonuses to be paid by the Company to the Named Executive Officers and all other executive officers. Such recommendations are not based on a comparison of the Company (or its financial performance) to other companies, or on the change in the market price of the Company's Common Stock. The amounts of annual base salaries and annual cash bonuses established by the Board of Directors for the Company's executive officers have generally closely approximated the amounts recommended to the Board as discussed above.

Recommendations with respect to the annual base salaries to be paid to the Company's executive officers in a fiscal year are generally based upon an evaluation of (i) the financial performance of the Company as a whole for the prior fiscal year, including evaluation of the actual results of the Company in the prior fiscal year in various financial categories (primarily net sales and earnings before income taxes) as compared to budgeted amounts for such financial categories for such fiscal year and actual results for prior years, and (ii) how the executive officer in question is generally perceived to have performed the duties and responsibilities assigned to him by the Company. The evaluation is informal and subjective in nature; in general, no one criteria or factor is given more weight than the other. However, with respect to the Named Executive Officers more weight is given to the overall financial performance of the Company (with primary emphasis, in the case of the annual base salaries for the Chairman of the Board and the Chief Executive Officer, on the amount of the Company's earnings before income taxes as compared to budgeted amounts and prior years' results). Depending upon such subjective evaluation, annual base salary increases for executive officers other than the Named Executive Officers have generally ranged from zero to eight percent, with the majority being in the range of zero to five percent.

Recommendations with respect to the amount of annual cash bonuses to be paid to the Named Executive Officers in a given fiscal year are generally based upon an evaluation of the financial performance of the Company as a whole, with the predominant factor being the amount of the Company's earnings before income taxes in such fiscal year and the change in the amount thereof as compared to prior years. The evaluation is subjective in nature; no set formula is used.

Annual bonuses with respect to the executive officers other than the Named Executive Officers are generally based upon (i) the profitability of such executive officer's department (e.g., sales department) within the Company, and
(ii) a subjective evaluation of how the executive officer in question performed the responsibilities assigned to him by the Company. For this purpose, "profitability" is generally determined based on that department's earnings before incomes taxes, after allocation of corporate overhead, all as determined in accordance with the Company's normal accounting practices (except that with respect to departments, such as accounting, that do not directly generate revenues, it is generally determined based on actual costs allocated to that department under the Company's normal accounting practices as compared to budgeted costs for that department).

Grants of options to executive officers under the New Option Plan are made by the Committee administering such plan based primarily upon recommendations received from the Company's C.E.O. Such recommendations are based upon the C.E.O's subjective evaluation of the potential of the proposed option grantees and of the overall performance of the potential option grantees in the areas of responsibility assigned to them by the Company, and not on any specific factors or formula.

Other compensation paid by the Company to its executive officers consists of matching contributions made by the Company on behalf of its executive officers to the Company's 401(k) Plan and the provision of medical and dental insurance benefits. Such additional benefits are made available to the Company's executive officers on substantially the same basis as available generally to all Company employees.




                                      BOARD OF DIRECTORS

                                      Neal E. Young           Dennis W. Stone
                                      David L. White          Wilson J. Prokosch

                             STOCK PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal years ended May 31, 1998 with the cumulative total return on the CRSP Index for the NASDAQ Stock Market and CRSP Index for NASDAQ Non-financial Stocks. The comparison assumes $100.00 was invested on May 31, 1993, and assumes reinvestment of all dividends. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

The Company selected NASDAQ Non-financial Stocks as its peer group for purposes of the following graph because (i) the Company believes that it is the peer group that most accurately approximates the Company's business, and (ii) the Company is not aware of a published industry or line-of-business index that consists of issuers whose respective industries or businesses are comparable to those of the Company, or of a significant number of publicly-traded companies engaged in business comparable to that of the Company.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
PERFORMANCE GRAPH FOR INOTEK TECHNOLOGIES CORP.



                      COMPANY      MARKET      PEER
            DATE       INDEX       INDEX       INDEX
-----------------------------------------------------

           5/28/93    100.000     100.000     100.000
           6/30/93    108.333     100.461     100.104
           7/30/93     87.500     100.580      99.255
           8/31/93     75.000     105.778     105.070
           9/30/93    125.000     108.928     107.925
          10/29/93    175.000     111.376     111.303
          11/30/93    141.667     108.057     108.034
          12/31/93    241.667     111.069     111.217
           1/31/94    208.333     114.440     114.947
           2/28/94    250.000     113.372     113.758
           3/31/94    266.667     106.400     105.881
           4/29/94    204.167     105.019     103.449
           5/31/94    208.333     105.275     102.650
           6/30/94    150.000     101.424      97.637
           7/29/94    154.167     103.505     100.200
           8/31/94    150.000     110.104     107.033
           9/30/94    125.000     109.822     107.320
          10/31/94    150.000     111.980     110.446
          11/30/94    100.000     108.266     106.835
          12/30/94     95.833     108.569     106.944
           1/31/95    133.333     109.178     106.567
           2/28/95    108.333     114.952     112.059
           3/31/95    116.667     118.360     116.022
           4/28/95    100.000     122.087     120.185
           5/31/95     95.833     125.237     122.940
           6/30/95    133.333     135.386     134.158
           7/31/95     91.667     145.338     144.392
           8/31/95    127.083     148.285     146.288
           9/29/95    133.333     151.695     149.580
          10/31/95     87.500     150.825     148.057
          11/30/95     70.833     154.367     150.837
          12/29/95     91.667     153.544     149.044
           1/31/96     81.250     154.301     150.119
           2/29/96     85.417     160.174     156.778
           3/29/96     91.667     160.705     156.550
           4/30/96     75.000     174.037     171.725
           5/31/96    129.167     182.028     180.339
           6/28/96    104.167     173.823     170.343
           7/31/96     79.167     158.345     153.060
           8/30/96     87.500     167.217     161.632
           9/30/96     95.833     180.007     174.648
          10/31/96     91.667     178.019     171.473
          11/29/96     77.083     189.024     181.792
          12/31/96     83.333     188.853     181.123
           1/31/97     91.667     202.276     195.134
           2/28/97     87.500     191.088     181.429
           3/31/97    100.000     178.613     168.938
           4/30/97    112.500     184.197     174.553
           5/30/97    116.667     205.071     195.676
           6/30/97    150.000     211.350     200.213
           7/31/97    116.667     233.660     222.276
           8/29/97    145.833     233.303     221.956
           9/30/97    141.667     247.106     234.558
          10/31/97    116.667     234.308     220.347
          11/28/97    116.667     235.483     219.994
          12/31/97    125.000     231.720     212.530
           1/30/98    116.667     238.991     222.016
           2/27/98    108.333     261.428     244.791
           3/31/98     87.500     271.070     253.921
           4/30/98     70.833     275.661     258.438
           5/29/98     54.167     260.545     243.896

                              CERTAIN TRANSACTIONS

During fiscal 1996, the Company repurchased 121,109 shares of Common Stock from Robert A. Reese, Jr., a former officer of the Company, under an agreement requiring the Company, at Mr. Reese's option, to acquire his shares at a price of $3.125 per share. At May 31, 1998, no additional shares of Common Stock were eligible for repurchase under any agreement.

For information regarding certain transactions between the Company and Messrs. Young and White, each of whom owns more than five percent of the outstanding Common Stock and is a director and executive officer of the Company, see "Compensation Committee Interlocks and Insider Participation".

                                    AUDITORS

Grant Thornton LLP, independent certified public accountants, are the auditors of the accounts of the Company for the fiscal year ended May 31, 1998. It is anticipated that representatives of Grant Thornton LLP will be present at the Annual Meeting on October 12, 1998, with the opportunity to make a statement if they so desire and to respond to appropriate questions raised at the Annual Meeting or submitted to them in writing before the Annual Meeting.

Independent certified public accountants for the current fiscal year ending May 31, 1998 will be selected by the Board of Directors upon nomination of the Audit Committee.


                         PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to use of the mail, employees of the Company may solicit proxies by personal interview, telephone or telegraph, but will receive no additional compensation therefor. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Common Stock entitled to notice of and to vote at the Annual Meeting.


                              REVOCABILITY OF PROXY

Shares represented by valid proxies will be voted in accordance with instructions contained therein, or in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any stockholder of the Company has the unconditional right to revoke his proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation shall be effective until the Company receives notice of revocation prior to the vote in question at the Annual Meeting.


                PROPOSALS OF STOCKHOLDERS FOR 1999 ANNUAL MEETING

A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's Annual Meeting of Stockholders in 1999 and received at the Company's executive offices no later than May 20, 1999 will be included in the Company's Proxy Statement and form of proxy relating to such Annual Meeting.

                                  OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their judgment of what is in the best interest of the Company.

                          NO INCORPORATION BY REFERENCE

To the extent that this Proxy Statement has been or will be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement entitled "Compensation Report of Board of Directors" and "Stock Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.


                        AVAILABILITY OF FORM 10-K REPORT


UPON WRITTEN REQUEST TO SUSAN I. WILLIAMSON, CORPORATE SECRETARY, INOTEK TECHNOLOGIES CORP., 11212 INDIAN TRAIL, DALLAS, TEXAS 75229, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED MAY 31, 1998. A NOMINAL FEE WILL BE CHARGED FOR A COPY OF THE EXHIBITS TO SUCH REPORT.



                                         BY ORDER OF THE BOARD OF DIRECTORS,





                                         SUSAN I. WILLIAMSON
                                         CORPORATE SECRETARY



SEPTEMBER 8, 1998